EXHIBIT 32.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report of Orsus Xelent Technologies, Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2006, as filed with the Securities Exchange Commission on the date hereof (the Report), I, Zhao Hongwei, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                      By: /s/ Zhao Hongwei
                                                         -----------------------
                                                         Zhao Hongwei
                                                         Chief Financial Officer
                                                         November 28, 2006